UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2019

Venator Materials PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38176	98-1373159
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Titanium House, Hanzard Drive, Wynyard Park,
Stockton-On-Tees, TS22 5FD, United Kingdom

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 1740 608 001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 2.02. Results of Operations and Financial Condition.

On February 20, 2019, we issued a press release announcing our results for the three months and year ended December 31, 2018.  The press release is furnished herewith as Exhibit 99.1.

We will hold a telephone conference to discuss our fourth quarter and full year 2018 results on Wednesday, February 20, 2019 at 8 a.m. Eastern Time.

Call-in number for U.S. participants:	1-833-366-1118
International participants:	1-412-902-6770

The conference call will be available via webcast and can be accessed from the investor relations page of our website at venatorcorp.com/investor-relations.

The conference call will be available for replay beginning February 20, 2019 and ending February 27, 2019. The call-in numbers for the replay are as follows:

Within the U.S.:	1-877-344-7529
International participants:	1-412-317-0088
Replay code:	10128193

Information with respect to the conference call, together with a copy of the press release furnished herewith as Exhibit 99.1, is available on the investor relations page of our website at venatorcorp.com/investor-relations.

Item 9.01. Financial Statements and Exhibits.

(d)                            Exhibits.

Number	Description of Exhibits

99.1	Press Release dated February 20, 2019 regarding fourth quarter and full year 2018 earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENATOR MATERIALS PLC

/s/ SEAN PETTEY
Assistant Secretary

Dated: February 20, 2019